UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 22, 2021 (January 22, 2021)

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400,

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400,

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	CLI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 22, 2021, Mack-Cali Realty Corporation (the “Company”), the general partner of Mack-Cali Realty, L.P. through which the Company conducts its business, entered into a six-month extension (the “Extension Letter”) of that certain letter agreement (the “Letter Agreement”) with MAG Partners 2.0 LLC (“MAG Partners”), pursuant to which MAG Partners has made MaryAnne Gilmartin’s services available to the Company to serve as its interim Chief Executive Officer. Pursuant to the Extension Letter, the term of the Letter Agreement has been extended until July 25, 2021 (the “Term”). However, Ms. Gilmartin’s appointment as interim Chief Executive Officer will end upon the earlier to occur of (x) the commencement of employment of a permanent Chief Executive Officer of the Company or (y) a date selected by the Board of Directors of the Company, and during any remaining portion of the Term, MAG Partners will continue to make Ms. Gilmartin reasonably available to assist with the transition of Ms. Gilmartin’s duties to her successor and with any other matters that the Company may reasonably request. In addition, if the Term ends at any time prior to July 25, 2021 (other than a termination by the Company for cause), then the Company will continue to pay MAG Partners its monthly $150,000 cash retainer fee through July 25, 2021.

The foregoing summary of the Extension Letter does not purport to be complete and is qualified in its entirety by the full text of the Extension Letter, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Extension Letter, by and among Mack-Cali Realty Corporation, MAG Partners 2.0 LLC, and MaryAnne Gilmartin, dated as of January 22, 2021.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: January 22, 2021	By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: January 22, 2021	By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary